                                   FORM N-CSR


        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES


                  Investment Company Act file number 811-00594


                        General Securities, Incorporated
               (Exact name of registrant as specified in charter)

                  5100 Eden Avenue, Suite 204, Edina, MN 55436
               (Address of principal executive offices) (Zip code)

                                Craig H. Robinson
                  5100 Eden Avenue, Suite 204, Edina, MN 55436
                     (Name and address of agent for service)

                                 (952) 927-6799
              (Registrant's telephone number, including area code)

Date of fiscal year end:  11/30/03

Date of reporting period:  11/30/03

ITEM 1.   REPORTS TO STOCKHOLDERS.

          Annual Report

GENERAL SECURITIES
     INCORPORATED


(LOGO - DRAWING OF BIRD)
    Focus on Quality
    Management Systems

ANNUAL REPORT NOVEMBER 30, 2003

TO THE SHAREHOLDERS OF

                               GENERAL SECURITIES
                                  INCORPORATED

For the 12 months ended November 30, 2003 your Fund had a total return of 11.5% while the S&P 500 returned 14.90%, proving to be a tough benchmark to beat. On a more optimistic note, since our letter in May we have completed the annual rescoring of the S&P 500 companies and recast the Q-100 Index which removed 16 companies while adding another 12. We have also taken advantage of research recently completed on the Q-100(R). This work indicates we can potentially get better risk-adjusted returns by giving each company in the Fund a similar opportunity to add value rather than relying on the largest 20-25 companies to do all the heavy lifting. Since October 31, 2003, the Fund has been updated to reflect these strategic improvements and early indications are that it is working well and we believe this trend should continue.

The companies having the greatest positive impact on the Fund's performance over the twelve months ended November 30, 2003 included Cisco, Intel and Cendant, each up over 50%. Those having the greatest negative impact included SBC Communications, Verizon and Merck, each down greater than 15%. Of the six companies mentioned, only SBC Communications has been sold out of your Fund.

For the year ended November 30, 2003, General Securities, Incorporated paid out a dividend of $0.23, which included $0.19 of Long Term Capital Gains and $0.04 of Ordinary Income.

We would like to say thanks again for your willingness to stay the course. We believe this is a good time to be invested in our nation's leading "quality companies."


Mark Billeadeau
Senior Portfolio Manager

PERFORMANCE

November 30, 2003

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on December 1, 1993. The investment return and prinicipal value of an investment will fluctuate so that an investor's shares, when redeemed, may

[CHART]

General Securities Inc.

Average Annual Total Return

1 YEAR     5 YEAR     10 YEAR
11.50%      -2.9%      +5.36%


              GSI            S&P 500          RUSSELL 3000
   Nov-93     $10,000.00     $ 10,000.00      $ 10,000.00
   Nov-94     $10,480.00     $ 10,106.00      $ 10,058.00
   Nov-95     $13,755.00     $ 13,839.00      $ 13,749.00
   Nov-96     $16,250.00     $ 17,693.00      $ 17,231.00
   Nov-97     $18,539.00     $ 22,739.00      $ 21,995.00
   Nov-98     $19,522.00     $ 28,135.00      $ 26,189.00
   Nov-99     $23,397.00     $ 34,025.00      $ 31,655.00
   Nov-00     $22,012.00     $ 32,601.00      $ 30,648.00
   Nov-01     $18,741.00     $ 28,625.00      $ 27,209.00
   Nov-02     $15,116.00     $ 23,921.00      $ 22,946.00
   Nov-03     $16,855.00     $ 27,532.00      $ 27,131.00

Data Provided by Morningstar

Past Performance is not indicative of future performance.

* These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

** This is an unmanaged index.

                    STATEMENT OF NET ASSETS NOVEMBER 30, 2003
                                     ASSETS

                                                                 NUMBER OF      MARKET
                                                                  SHARES      VALUE (a)
                                                                ----------   ------------
INVESTMENT SECURITIES (percentages represent value of
  investments compared to total net assets):

  COMMON STOCKS (99.4%):
   Aerospace/Defense (1.76%):
     Boeing Co. (c)                                                  4,900   $    188,111
     Lockheed Martin Corp. (c)                                       4,000        183,760
                                                                             ------------
                                                                                  371,871
                                                                             ------------

   Air Freight & Couriers ( .96%):
     Fedex Corp. (c)                                                 2,800        203,560
                                                                             ------------
   Airlines ( .85%):
     Southwest Airlines (c)                                         10,000        179,800
                                                                             ------------
   Auto Components ( .99%):
     Johnson Controls, Inc. (c)                                      1,900        207,936
                                                                             ------------
   Automobiles (1.69%):
     General Motors Corp. (d)                                        3,700        158,286
     Harley Davidson, Inc. (b)                                       4,200        198,114
                                                                             ------------
                                                                                  356,400
                                                                             ------------

   Banking (5.55%):
     Bank America Corp. (d)                                          3,100        233,833
     Bank One Corp. (d)                                              5,300        229,808
     Northern Trust Corp. (c)                                        5,000        224,250
     Suntrust Banks, Inc. (c)                                        3,400        241,570
     Wells Fargo & Co. (d)                                           4,200        240,786
                                                                             ------------
                                                                                1,170,247
                                                                             ------------

   Beverages (2.03%):
     Anheuser Busch Cos., Inc. (d)                                   4,200        217,644
     Pepsico, Inc. (d)                                               4,400        211,728
                                                                             ------------
                                                                                  429,372
                                                                             ------------
   Biotechnology (1.17%):
     Amgen, Inc. (e)                                                 4,300        247,293
                                                                             ------------

   Chemicals (3.47%):
     Air Products & Chemicals, Inc. (c)                              3,900        186,966
     Dow Chemical Co.                                                4,200        157,710
     E.I. Dupont De Nemours & Co.                                    4,700        194,862
     Monsanto Co.                                                    7,100        192,552
                                                                             ------------
                                                                                  732,090
                                                                             ------------

   Communications Equipment (2.84%):
     Cisco Systems, Inc. (d)(e)                                     10,000        226,600
     Corning, Inc (c)(e)                                            16,300        186,798
     Motorola, Inc.                                                 13,200        185,328
                                                                             ------------
                                                                                  598,726
                                                                             ------------

   Commercial Services & Supplies (2.87%):
     Cendant Corp. (c)(e)                                            9,400        208,304
     First Data Corp.                                                4,900        185,465
     Waste Management, Inc. (c)(e)                                   7,200        211,752
                                                                             ------------
                                                                                  605,521
                                                                             ------------

   Computer Peripherals (2.58%):
     Dell, Inc. (d)(e)                                               5,700        196,650
     Hewlett Packard Co.                                             6,400        138,816
     International Business Machines (d)                             2,300        208,242
                                                                             ------------
                                                                                  543,708
                                                                             ------------

   Containers & Packaging ( .84%):
     Bemis, Inc. (d)                                                 3,900        177,450
                                                                             ------------

   Diversified Financials (6.26%):
     American Express Co. (d)                                        4,000        182,840
     Citigroup, Inc.                                                 4,900        230,496
     Federal Nat'l Mortgage Assn. (b)                                3,200        224,000
     J.P. Morgan Chase & Co. (d)                                     6,500        229,840

                                                                 NUMBER OF      MARKET
                                                                  SHARES      VALUE (a)
                                                                ----------   ------------
   Diversified Financials (cont)
     MBNA Corp. (c)                                                  9,300        228,036
     Merrill Lynch & Co., Inc. (c)                                   4,000        227,000
                                                                             ------------
                                                                                1,322,212
                                                                             ------------

   Diversified Telecommunications (2.63%):
     AT&T Corp. (c)                                                  8,800        174,504
     Bellsouth Corp. (b)                                             8,200        213,446
     Verizon Communications (d)                                      5,100        167,127
                                                                             ------------
                                                                                  555,077
                                                                             ------------

   Electric Utilities (4.99%)
     Entergy Corp. (c)                                               5,600        296,016
     FPL Group (c)                                                   4,700        298,685
     Progress Energy, Inc. (c)                                       7,000        306,740
     Southern Co.                                                    5,200        152,204
                                                                             ------------
                                                                                1,053,645
                                                                             ------------

   Electrical Equipment ( .98%)
     Emerson Electric Co.. (c)                                       3,400        207,536
                                                                             ------------
   Electronic Equipment & Services (1.87%):
     Agilent Technologies, Inc. (c)(e)                               7,300        206,444
     Solectron Corp. (e)                                            32,100        187,785
                                                                             ------------
                                                                                  394,229
                                                                             ------------

   Energy Equipment & Services (1.15%):
     Halliburton Co. (c)                                            10,400        242,840
                                                                             ------------

   Food & Drug Retailing ( .52%):
     Walgreen Co. (d)                                                3,000        110,430
                                                                             ------------
   Food Products (1.67%):
     Hershey Foods Corp. (c)                                         1,800        139,860
     Sara Lee Corp. (b)                                             10,300        211,665
                                                                             ------------
                                                                                  351,525
                                                                             ------------

   Health Care Equipment & Supplies (2.76%):
     Baxter International, Inc. (c)                                 10,200        283,764
     Medtronic, Inc.                                                 6,600        298,320
                                                                             ------------
                                                                                  582,084
                                                                             ------------

   Health Care Providers & Services (1.39%):
     Cardinal Health, Inc. (c)                                       4,800        293,472
                                                                             ------------
   Hotels, Restaurants & Leisure (1.82%):
     Marriott International, Inc. (c)                                4,600        210,818
     Starbucks Corp (e)                                              5,400        173,178
                                                                             ------------
                                                                                  383,996
                                                                             ------------

   Household Durables (1.86%):
     Black & Decker Corp. (c)                                        4,200        194,838
     Whirlpool Corp. (c)                                             2,900        198,128
                                                                             ------------
                                                                                  392,966
                                                                             ------------

   Household Products ( .96%):
     Proctor & Gamble Co. (d)                                        2,100        202,104
                                                                             ------------

   Industrial Conglomerates (2.60%):
     General Electric Co. (d)                                        7,200        206,424
     Honeywell International Inc. (c)                                6,200        184,078
     3M (c)                                                          2,000        158,080
                                                                             ------------
                                                                                  548,582
                                                                             ------------

   Insurance (4.48%)
     American International Group, Inc. (d)                          3,800        220,210
     Marsh & McLennan Cos., Inc. (c)                                 5,300        235,532
     Metlife, Inc. (c)                                               7,600        248,444
     Progressive Corp. Ohio (b)                                      3,100        242,110
                                                                             ------------
                                                                                  946,296
                                                                             ------------

   Internet & Catalog Retail ( .93%)
     EBay, Inc. (b)                                                  3,500        195,475
                                                                             ------------

                                                                 NUMBER OF      MARKET
                                                                  SHARES      VALUE (a)
                                                                ----------   ------------
   Internet Software & Services ( .83%)
     Yahoo, Inc. (b)(e)                                              4,100        176,218
                                                                             ------------
   IT Consulting & Services ( .92%):
     Computer Sciences Corp. (c)                                     4,700        194,580
                                                                             ------------

   Leisure Equipment & Producers ( .95%):
     Eastman Kodak Co. (c)                                           8,200        199,752
                                                                             ------------
   Machinery (2.58%):
     Caterpillar, Inc. (c)                                           2,000        152,100
     Deere & Co. (c)                                                 3,200        195,936
     Eaton Corp. (b)                                                 1,900        195,681
                                                                             ------------
                                                                                  543,717
                                                                             ------------
   Media (3.06%):
     Walt Disney Co. (d)                                             9,300        214,737
     Knight Ridder, Inc. (c)                                         2,800        208,264
     Time Warner, Inc. (e)                                          13,700        223,036
                                                                             ------------
                                                                                  646,037
                                                                             ------------

   Metals & Mining (1.75%):
     Alcoa, Inc. (c)                                                 5,600        183,736
     Nucor Corp. (c)                                                 3,300        185,163
                                                                             ------------
                                                                                  368,899
                                                                             ------------

   Multiline Retail (2.79%):
     Sears Roebuck Co. (c)                                           3,900        215,124
     Target Corp. (b)                                                4,500        174,240
     Walmart Stores, Inc. (d)                                        3,600        200,304
                                                                             ------------
                                                                                  589,668
                                                                             ------------

   Multi-Utilities (1.44%):
     Duke Energy Co. (c)                                            16,900        304,876
                                                                             ------------

   Office Electronics ( .98%):
     Xerox Corp. (c)(e)                                             17,000        207,060
                                                                             ------------
   Oil & Gas (3.41%):
     Anadarko Petroleum Corp. (c)                                    5,700        256,101
     Chevron Texaco Corp. (d)                                        3,000        225,300
     Exxon Mobil Corp. (d)                                           6,600        238,722
                                                                             ------------
                                                                                  720,123
                                                                             ------------

   Paper & Forest Products ( .79%):
     International Paper Co. (c)                                     4,500        167,445
                                                                             ------------
   Personal Products ( .98%):
     Gillette Co. (c)                                                6,100        205,753
                                                                             ------------
   Pharmaceuticals (3.97%):
     Johnson & Johnson (d)                                           5,700        280,953
     Merck & Co., Inc. (d)                                           6,300        255,780
     Pfizer, Inc. (d)                                                9,000        301,950
                                                                             ------------
                                                                                  838,683
                                                                             ------------

   Semiconductor Equipment & Products (3.69%):
     Analog Devices, Inc. (b)                                        4,100        203,975
     Applied Materials, Inc. (c)(e)                                  7,900        191,970
     Intel Corp. (d)                                                 6,400        213,952
     Texas Instruments, Inc.                                         5,700        169,632
                                                                             ------------
                                                                                  779,529
                                                                             ------------

   Software (2.78%):
     Intuit (b)(e)                                                   3,800        191,064
     Microsoft Corp. (d)                                             7,900        203,030
     Oracle Corp. (e)                                               16,100        193,361
                                                                             ------------
                                                                                  587,455
                                                                             ------------

                                                                 NUMBER OF      MARKET
                                                                  SHARES      VALUE (a)
                                                                ----------   ------------

   Specialty Retail (3.00%):
     Best Buy Co., Inc.(b)                                           3,500        217,000
     Home Depot, Inc.(d)                                             5,700        209,532
     Staples, Inc.(c)(e)                                             7,600        206,340
                                                                             ------------
                                                                                  632,872
                                                                             ------------

   Textiles & Apparel (1.01%):
     Nike, Inc.(c)                                                   3,200        215,200
                                                                             ------------
      Total common stock (cost $ 18,924,131)                                   20,984,310
                                                                             ------------

REPURCHASE AGREEMENT ( .57%):
     Agreement with State Street Bank, acquired on
     11/28/03, interest of $1, .1% due 12/01/03
       (cost $119,583) (f)                                                        119,583
                                                                             ------------

Total investment securities
  (cost $19,043,714) (g)                                                       21,103,893
Receivable from advisor                                                            33,735
Receivable for shares sold                                                          2,375
Prepaid expenses                                                                    5,040
Interest receivable                                                                     1
Dividends receivable                                                               44,328
                                                                             ------------
  Total assets                                                               $ 21,189,372
                                                                             ------------

                                   LIABILITIES

Payable for shares redeemed                                                         2,965
Accrued investment advisory fees                                                   10,335
Accrued management administration fees                                              6,890
Dividend payable                                                                   28,832
Other accrued expenses                                                             38,301
                                                                             ------------
  Total liabilities                                                                87,323
                                                                             ------------
Net assets applicable to outstanding capital stock                           $ 21,102,049
                                                                             ============

Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share;outstanding 1,866,401 shares                                 18,664
  Capital surplus                                                              18,958,625
  Unrealized appreciation of investments                                        2,124,760
                                                                             ------------
Net assets applicable to outstanding capital stock                           $ 21,102,049
                                                                             ============
Net asset value per share of outstanding capital stock                       $      11.31
                                                                             ============

See accompanying notes to investment securities list and financial statements.

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)  New holding in fiscal 2003.
(c)  Holding increased in fiscal 2003.
(d)  Holding decreased in fiscal 2003.
(e)  Non-income producing securities.
(f) Repurchase agreement which is collateralized by U.S. Government securities. Accrued interest shown represents interest due at the maturity of the repurchase agreement.
(g) At November 30, 2003 the cost of securities for federal income tax purposes was $19,043,714, and the aggregate unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    4,179,396
     Unrealized depreciation                                                   (2,119,217)
                                                                             ------------
                                                                             $  2,060,179
                                                                             ============

                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME:
  Income:
    Dividends                                             $   367,164
    Interest                                                      217
                                                          -----------
      Total income                                            367,381
                                                          -----------
  Expenses (note 2):
    Investment advisory fees                                  119,357
    Management administration fees                             79,571
    Shareholder notices and reports                            12,877
    Auditing and tax services                                  20,078
    Custodian and portfolio accounting fees                    47,450
    Transfer agent, registrar and disbursing agent fees        65,978
    Legal services                                             12,866
    Directors' fees                                             7,434
    Federal and state registration fees and expenses           12,993
    Other                                                      14,236
                                                          -----------
      Total expenses                                          392,840
      Reimbursement from Advisor                              (93,735)
                                                          -----------
      Total net expenses                                      299,105
                                                          -----------
      Net investment income                                    68,276
                                                          -----------
  Realized and unrealized gains from Investments - net:
    Net realized gains on securities
     transactions (note 3)                                    344,247
    Net change in unrealized appreciation
     or depreciation of investments                         1,763,998
                                                          -----------
    Net gain on investments                                 2,108,245
                                                          -----------
    Net increase in net assets resulting
     from operations                                      $ 2,176,521
                                                          ===========

FINANCIAL HIGHLIGHTS:
See accompanying notes to investment securities list and financial statements.

                                                                                     YEAR ENDED NOVEMBER 30
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:                      2003       2002          2001        2000        1999
                                                                      ---------   ---------    ---------   ----------   ---------
Net asset value, beginning of year                                    $   10.35   $   13.36    $   15.81   $    16.93   $   16.34
                                                                      ---------   ---------    ---------   ----------   ---------
Operations:
  Net investment income                                                     .04         .00          .07          .09         .12
  Net realized and unrealized gains (losses) on investments                1.15       (2.59)       (2.41)       (1.09)       3.11
                                                                      ---------   ---------    ---------   ----------   ---------
Total from operations                                                      1.19       (2.59)       (2.34)       (1.00)       3.23
                                                                      ---------   ---------    ---------   ----------   ---------
Distributions to shareholders:
  From investment income - net                                             (.04)       (.01)        (.07)        (.09)       (.06)
  From net realized gains                                                  (.19)       (.41)        (.04)        (.03)      (2.58)
                                                                      ---------   ---------    ---------   ----------   ---------
Total distributions to shareholders                                        (.23)       (.42)        (.11)        (.12)      (2.64)
                                                                      ---------   ---------    ---------   ----------   ---------
Net asset value, end of year                                          $   11.31   $   10.35    $   13.36   $    15.81   $   16.93
                                                                      =========   =========    =========   ==========   =========
Total return*                                                             11.50%     (19.34%)     (14.86%)      (5.92%)     19.85%
Net assets, end of year (000's omitted)                               $  21,102   $  20,785    $  28,439   $   40,290   $  41,638
Ratio of expenses to average daily net assets**                            1.50%       1.50%        1.50%        1.40%       1.49%
Ratio of net investment income (loss) to average daily net assets**         .34%       (.02%)        .46%         .42%        .70%
Portfolio turnover rate                                                      50%         68%           1%           5%         22%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

** Total Fund expenses are contractually limited to 1.50% of average daily net assets. During the years ended November 30, 2003, 2002, and 2001,the investment advisor waived $93,735, $78,892, and $35,964 in expenses respectively, that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.97%, 1.83%,and 1.61%, respectively, and the ratio of net investment income to average daily net assets would have been (.13%), .35%, and (.35%), respectively.


                       STATEMENT OF CHANGES IN NET ASSETS
                           YEAR ENDED NOVEMBER 30,2003
                         AND YEAR ENDED NOVEMBER 30,2002

                                                2003              2002
                                           --------------    --------------
OPERATIONS:
 Net investment income (loss)              $       68,276    $       (3,623)
 Net realized gains on investments                344,247           786,155
 Net change in unrealized appreciation
  or depreciation of investments                1,763,998        (6,088,861)
                                           --------------    --------------
 Net increase (decrease) in assets from
  operations                                    2,176,521        (5,306,329)
                                           --------------    --------------
DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income                            (73,328)          (19,361)
 Net realized gains on investments               (348,060)         (793,789)
                                           --------------    --------------
 Total distributions                             (421,388)         (813,150)
                                           --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of 10,376 and
  11,528 shares, respectively                     108,359           132,940
 Net asset value of 34,735 and 72,675
  shares, respectively, issued in
  reinvestment of net investment income
  and net realized gain distributions             392,503           755,091
 Payments for redemptions of 187,181
  and 203,715 shares, respectively             (1,938,894)       (2,422,270)
                                           --------------    --------------
 Decrease in net assets
  from capital share transactions,
  representing net decrease
  of 142,070 and 119,512 shares,
  respectively                                 (1,438,032)       (1,534,239)
                                           --------------    --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           317,101        (7,653,718)
NET ASSETS:
  Beginning of period                          20,784,948        28,438,666
                                           --------------    --------------
  End of period (including undistributed
   net investment income of $ 0
   and $ 0, respectively                   $   21,102,049    $   20,784,948
                                           ==============    ==============

                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

     The significant accounting policies followed by the Fund are summarized as follows:

     INVESTMENTS IN SECURITIES
     Securities listed of national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES
     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     On the statement of net assets, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase accumulated net realized gain on investments by $3,813, increase undistributed net investment income by $5,052, and decrease capital surplus by $8,865.

     The Fund may elect to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended November 30, 2003, would reduce required net realized gain distributions.

     As of November 30,2003 there were no distributable earnings on a tax basis.

     DISTRIBUTIONS
     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund.

     Long term gain distributions for the year were $348,060 and ordinary income distributions were $73,328.

     REPURCHASE AGREEMENTS
     Securities pledged as collateral for repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market and value of the collateral is in excess of the repurchase agreement in the event of default.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  SECURITIES TRANSACTIONS
     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,806,902 and $10,967,741, respectively, for the year ended November 30, 2003.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
General Securities, Incorporated:

     We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2003, and the financial highlights for each of the years in the five-year period ended November 30, 2003. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 2003 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 2003, and the financial highlights for each of the years in the five-year period ended November 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

Minneapolis, Minnesota
December 19, 2003                                                       KPMG LLP

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of General Securities, Inc. have overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interest of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund.

The individuals listed in the table below serve as directors and officers of General Securities, Inc. Only executive officers and other officers who perform policy-making functions with the Fund are listed. Each director serves for a indefinite term, until his or her resignation, death or removal.

INDEPENDENT DIRECTORS

M. MICHELLE COADY, Ph.D.
Age: 45     Chairperson              Assistant Vice President Operations Technology
            of the Board             of the St. Paul Companies, a St. Paul, Minnesota
            of Directors             based property and casualty insurer, since
            Since 1996               1995; Proprietor of a consulting business since
                                     1985.

GARY D. FLOSS
Age: 62     Director Since           Business Partner and Senior Consultant of
            1998                     Bluefire Partners, Inc., a Minneapolis,
                                     Minnesota consulting firm, since 2002;
                                     Director of Customer Focused Quality for
                                     Medtronic Corporation, a Minneapolis,
                                     Minnesota manufacturer of medical devices,
                                     from 1998 to 2002.

DAVID W. PREUS
Age: 81     Director Since           He is the Presiding Bishop Emeritus of the
            Since 1985               American Lutheran Church and a Distinguished
                                     Visiting Professor at Luther Northwestern
                                     Theological Seminary, St. Paul, Minnesota.

CHARLES J. WALTON
Age: 80     Director Since           He is Director of Walton Enterprise Leasing
            1975                     Co., a Minneapolis, Minnesota automobile, truck
                                     and equipment leasing corporation.

ARNOLD M. WEIMERSKIRCH
Age: 67     Director Since           Retired; 3M Chair of the University of St.
            1998                     Thomas since 2000; Former Vice President of
                                     Corporate Quality for Honeywell, Inc., a
                                     Minneapolis, Minnesota manufacturer of
                                     temperature control systems and avionics,
                                     from 1960 to 1999.


You can obtain a free copy of the proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to Fund investments by calling 1-800-577-9217. The proxy voting policies and procedures will also be available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov.

OTHER EXECUTIVE OFFICERS

CRAIG H. ROBINSON
Age: 46     Director*,               President, Director and Associate Portfolio
            President, and           Manager of the Fund since September 1998. He
            Associate                has worked in sales and marketing at Robinson
            Portfolio                Capital Management, Inc. since August 1995. He
            Manager                  also served as Vice President of the Fund from
            Since 1998               February 1997 through September 1998. He has
                                     been President and Chief Executive Officer
                                     of Robinson Capital Management, Inc. since
                                     September 1998 and was a Vice President
                                     from February 1997 through September 1998.
                                     From August 1994 to August 1995, he worked
                                     as an Account Executive at Paine Webber
                                     Incorporated. From 1990 to August 1994, he
                                     worked as a Sales Manager at Comprehensive
                                     Loss Management, Inc.

MARK D. BILLEADEAU
Age: 47     Director*,               Vice President of the Fund and Senior Portfolio
            Vice President           Manager since September 1998. He has been
            and Senior               Treasurer and Chief Financial Officer of
            Portfolio                Robinson Capital Management since September
            Manager                  1998, and has served as a Financial Analyst at
            Since 1994               Robinson Capital Management since February
                                     1995. From September 1990 to February 1995
                                     he was a Manager of Consulting Service of
                                     Craig-Hallum and its successor, Principal
                                     Financial Services, Inc.

JOHN R. HOUSTON
Age: 51     Secretary                He is a partner of Robins, Kaplan, Miller &
            Since 1998               Ciresi, L.L.P., legal counsel for the Fund.


*Designates a director who is an interested person with respect to the Fund as defined in the Investment Company Act of 1940. Mr. Billeadeau and Mr. Robinson are interested persons as defined in the Investment Company Act of 1940 by reason of their status as shareholders, officers and directors of Robinson Capital, the Fund's Investment Advisor and Administrator.

                       G E N E R A L  S E C U R I T I E S
                                  INCORPORATED


                             PRESIDENT   Craig H. Robinson
                        VICE PRESIDENT   Mark D. Billeadeau
                             SECRETARY   John R. Houston
                             TREASURER   Renee A. Rasmusson
                             DIRECTORS   M. Michelle Coady,
                                           Chair
                                         Gary D. Floss
                                         David W. Preus
                                         Charles Walton
                                         Arnold M. Weimerskirch


                    INVESTMENT MANAGER   Robinson Capital
                                         Management, Inc.


                  CUSTODIAN, REGISTRAR   State Street Corporation
                    AND TRANSFER AGENT

                       GENERAL COUNSEL   Robins, Kaplan, Miller &
                                         Ciresi L.L.P.

                  INDEPENDENT AUDITORS   KPMG LLP


   This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.


FOR FURTHER
INFORMATION ABOUT

                               GENERAL SECURITIES
                                  INCORPORATED

CONTACT:

ROBINSON CAPITAL MANAGEMENT, INC.
5100 EDEN AVENUE, SUITE 204
EDINA, MINNESOTA 55436
(952) 927-6799
800-577-9217

                               GENERAL SECURITIES
                                  INCORPORATED

                       ROBINSON CAPITAL MANAGEMENT, INC.
                          5100 EDEN AVENUE, SUITE 204
                            EDINA, MINNESOTA 55436
                               (952) 927-6799
                                800-577-9217

ITEM 2.   CODE OF ETHICS.

          As of the end of the period covered in this report, the Registrant had not adopted a code of ethics that applied to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Registrant was initially of the view that its existing internal procedures adequately addressed the issues that such a code would otherwise cover given the Registrant's size, and the limited number of personnel conducting the Registrant's business. However, the Registrant has subsequently adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, or persons performing similar functions which is filed as an exhibit to this report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The board of directors has determined that none of the members of the Registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). The board of directors considered the possibility of adding a member that would qualify as an audit committee financial expert, but has determined that the Committee currently has sufficient expertise to perform its duties and responsibilities.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Not applicable

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable

ITEM 6.   [RESERVED].

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
          Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          Not applicable

ITEM 10.  CONTROLS AND PROCEDURES.

          (a) The Registrant's President and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

          (b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

          (a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons. Not applicable.

          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or
                Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GENERAL SECURITIES, INCORPORATED


                                        By   /s/ Craig H. Robinson
                                                 -----------------
                                                 Craig H. Robinson, President
                                        Date     February 9, 2004
                                                 -------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                        By    /s/ Craig H. Robinson
                                          -----------------------------------
                                              Craig H. Robinson, President
                                        Date  February 9, 2004
                                              -------------------------------


                                        By    /s/ Renee A. Rasmusson
                                          -----------------------------------
                                              Renee A. Rasmusson, Treasurer
                                        Date  February 9, 2004
                                              -------------------------------